Exhibit 10.5

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SECOND AMENDMENT TO THE MANUFACTURING AND SERVICES

AGREEMENT

This Second Amendment to the Manufacturing and Services Agreement (the “Second Amendment”) is made as of January 1, 2021 (the “Effective Date”) by and between Paratek Pharmaceuticals, Inc., a Delaware corporation with a principal business address at 75 Park Plaza, 4th Floor, Boston, MA 02116, United States (“Paratek”) and Almac Pharma Services Limited, a company organized and existing under the laws of Northern Ireland with an address at Almac House, 20 Seagoe Industrial Estate, Craigavon, BT63 5QD, Northern Ireland (“Almac”) and together with Paratek, the “Parties”.  Capitalized terms used, but not otherwise defined, herein shall have the meanings set forth in the Agreement.

WHEREAS, Paratek and Almac are parties to that Manufacturing and Services Agreement, dated December 30, 2016, as amended by the First Amendment to the Manufacturing and Services Agreement, dated September 4, 2020 (the “Agreement”);

WHEREAS, the Parties now desire to amend the Agreement as set forth in this Second Amendment;

NOW THEREFORE, the Parties agree as follows:

1.	Second Amendment to the Agreement. The Agreement is amended and modified as follows:
a.	Section 2 of Exhibit A of the Agreement is hereby deleted in its entirety and replaced with the following:

[***]

2.

General Provisions.  Unless specifically modified or changed by the terms of the Second Amendment, all terms and conditions of the Agreement and the Quality Agreement, between the Parties, dated as of April 27, 2020 (as may be amended from time to time, “Quality Agreement”) shall remain in full force and effect and shall apply fully as described and set forth in the Agreement and Quality Agreement, respectively.  In the event of any express conflict or inconsistency between the Second Amendment, on one hand, and the Agreement or Quality Agreement on the other hand, the terms and conditions of the Second Amendment shall control.  This Second Amendment, the Quality Agreement and the Agreement constitute the entire understanding among the parties regarding subject matters contained therein and herein and supersede all prior negotiations, commitments, agreements and understandings among them on such subject matters.  This Second Amendment may be executed in any number of counterparts, either by original or facsimile counterpart, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.  This Second Amendment and all acts and transactions pursuant hereto and the

88036289_2

rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the law of the [***], without regard to the conflict of laws principles thereof.

88036289_2

IN WITNESS WHEREOF, each Party has caused this Second Amendment to be executed by its duly authorized representatives as of the Effective Date.

PARATEK PHARMACEUTICALS, INC.
By:	/s/ Jason Burdette
Name:	Jason Burdette
Title:	SVP, Technical Operations

ALMAC PHARMA SERVICES LIMITED
By:	/s/ Colin Hayburn
Name:	Colin Hayburn
Title:	04‑Nov‑2020

88036289_2